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                                                                    Exhibit 99.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES - OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q for the period ended August 31, 2002 of ACR Group, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony R. Maresca, Chief Financial Officer, certify that, to the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                   /s/ Anthony R. Maresca
                                                   -----------------------
                                                   Anthony R. Maresca
                                                   Chief Financial Officer
                                                   October 15, 2002